UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2025

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens	Florida	33418
(Address of principal executive offices, including zip code)

(561)	365-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
4.125% Notes due 2028	CARR28	New York Stock Exchange
4.500% Notes due 2032	CARR32	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2—Financial Information

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2025, Carrier Global Corporation (“Carrier” or the “Company”) issued a press release announcing its first quarter 2025 results. A copy of the press release is attached hereto as Exhibit 99.1.

Section 7—Regulation FD

Item 7.01. Regulation FD Disclosure.

On May 1, 2025, the Company announced details of its revised reportable segments and a change in the measure used to evaluate segment profitability. Beginning with the quarter ended March 31, 2025, the Company revised its reportable segments to align with how the Chief Operating Decision Maker manages the Company’s business, including resource allocation and performance assessment. The Company’s revised reportable segments consist of the following: (i) Climate Solutions Americas, (ii) Climate Solutions Europe, (iii) Climate Solutions Asia Pacific Middle East & Africa, and (iv) Climate Solutions Transportation.

In addition, the Company has changed the measure used to evaluate segment profitability from Operating profit to Segment operating profit. Segment operating profit represents operating profit (a U.S. GAAP measure) adjusted to exclude restructuring costs, amortization of acquired intangible assets and other significant items of a nonoperational nature.

In order to assist investors, the Company has included in Exhibit 99.2 to this report certain unaudited historical information to provide investors with supplemental financial information that is presented on a basis consistent with the Company’s revised segment structure and segment profitability measure. These changes only affect segment results and do not revise or restate the Company’s previously reported financial information or the Company’s previously reported non-GAAP adjustments on a consolidated basis.

The information furnished under Items 2.02 and 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press release, dated May 1, 2025, issued by Carrier Global Corporation.

99.2	Historical Financial Information for Revised Segment Reporting.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION
(Registrant)

Date: May 1, 2025	By:	/S/ PATRICK GORIS
Patrick Goris
Senior Vice President and Chief Financial Officer